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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): September 1, 1999


                        Pacific Gateway Properties, Inc.
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               (Exact Name of Registrant as Specified in Charter)




          Maryland                        1-8692                  04-2816560
----------------------------           ------------          ------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)


          930 Montgomery Street, San Francisco, CA                  94133
---------------------------------------------------------   --------------------
          (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (415) 398-4800
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         Effective September 1, 1999, Pacific Gateway Properties, Inc., a New York corporation (the "New York Company"), completed a reincorporation (the "Reincorporation"), whereby the surviving company is Pacific Gateway Properties, Inc., a Maryland corporation ("Pacific Gateway"). The shareholders of the New York Company approved the Reincorporation at the meeting of shareholders held on April 26, 1999.

         The Reincorporation was effected by a merger of the New York Company into Pacific Gateway, which was a newly-formed, wholly-owned subsidiary of the New York Company. Upon the Reincorporation, (i) Pacific Gateway succeeded to all of the business, assets and liabilities of the New York Company, and (ii) each share of common stock of the New York Company was converted into the right to receive one share of common stock of Pacific Gateway ("Pacific Gateway Common Stock"), and each share of Series 1 Convertible Preferred Stock of the New York Company was converted into the right to receive one share of Series 1 Convertible Preferred Stock of Pacific Gateway. The name of the registrant was not changed by the Reincorporation, nor does the Reincorporation result in any change in the registrant's business, management, assets or liabilities.

         Pursuant to Rule 12g-3(f) under the Securities Exchange Act of 1934, by reason of the Reincorporation, the Pacific Gateway Common Stock became registered pursuant to Section 12(g) thereof. The Pacific Gateway Common Stock is traded on the American Stock Exchange under the symbol "PGP". Letters of Transmittal are being sent to the former New York Company shareholders requesting that they exchange their New York Company stock certificates for Pacific Gateway stock certificates.

ITEM 7.  FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein:

         EXHIBIT           DESCRIPTION
         -------           -----------

           2.1 Agreement and Plan of Merger (incorporated by reference to Exhibit 2.1 to Registration Statement on Form S-4 (File No. 333-67071)

           3.1 Articles of Incorporation of Pacific Gateway Properties, Inc., a Maryland corporation (incorporated by reference to Exhibit 3.1 to Registration Statement on Form S-4 (File No. 333-67071)


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           3.2             By-laws of Pacific Gateway Properties, Inc., a
                           Maryland corporation (incorporated by reference to Exhibit 3.2 to Registration Statement on Form S-4 (File No. 333-67071)






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PACIFIC GATEWAY PROPERTIES, INC.



Date:  September 1, 1999        By:/s/  Raymond V. Marino
                                   ---------------------------------------
                                   Name:  Raymond V. Marino
                                   Title:  President and Chief Executive Officer


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